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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):               March 19, 2003
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                               LOEWS CORPORATION
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            (Exact name of registrant as specified in its charter)



Delaware                            1-6541                       13-2646102
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(State or other jurisdiction     (Commission                   (IRS Employer
 of Incorporation)                File Number)             Identification No.)



667 Madison Avenue, New York, NY                                    10021-8087
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(Address of principal executive offices)                            (Zip code)



Registrant's telephone number, including area code:             (212) 521-2000
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                               NOT APPLICABLE
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        (Former Name or Former Address, if Changed Since Last Report)



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 Item 7.  Financial Statements and Exhibits

 (a)  Not applicable.

 (b)  Not applicable.

 (c)  Exhibits:

      Exhibit No.                        Description
      ----------                         -----------

         99.1          Press Release issued by the Registrant on March 19,
                       2003


Item 9.  Regulation FD Disclosure

  On March 19, 2003, the Company issued a press release revising its previously reported fourth quarter and year-end 2002 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LOEWS CORPORATION
                                              --------------------------------
                                              (Registrant)




Dated:  March 19, 2003                   By:  /s/ Gary W. Garson
                                              --------------------------------
                                              Gary W. Garson
                                              Senior Vice President,
                                               General Counsel and
                                               Secretary

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